SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 17, 2013

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01    Regulation FD Disclosure.

On January 16, 2013, Dynegy Inc. (“Dynegy”) issued a press release announcing that Dynegy will host an analyst meeting on Thursday, January 17, 2013. Robert C. Flexon, Dynegy’s President and Chief Executive Officer, and members of Dynegy’s management team will discuss Dynegy’s long-term strategy and key drivers of future earnings.  In addition, Dynegy will provide 2013 guidance, excluding the impact from the ultimate resolution of the dispute regarding the early terminations of the California tolling and capacity agreements which occurred during 2012.  An estimate for full year 2012 financial results will be provided, along with a capital structure update.  The investor presentation will be webcast live beginning at 2:30 p.m. ET on January 17, 2012. The press release and the presentation slides for use in conjunction with the analyst meeting are being furnished pursuant to Regulation FD as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The listen-only webcast can be accessed, along with the presentation materials, via the “Investor Relations” section of Dynegy’s website at www.dynegy.com. For persons unable to listen to the live webcast, the call will be archived and available for replay on Dynegy’s website for a one-month period.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release and presentation slides furnished as exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  This Current Report on Form 8-K, press release and presentation slides contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth below.

Non-GAAP Financial Information

In this Form 8-K, we discuss the non-GAAP financial measures included in the presentation slides, including definitions of such non-GAAP financial information, identification of the most directly comparable GAAP financial measures and the reasons why we believe these measures provide useful information regarding our financial condition, results of operations and cash flows, as applicable, and, to the extent material, the additional purposes, if any, for which these measures are used.  Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are contained in the appendix to the presentation.

EBITDA Measures.  We believe EBITDA and Adjusted EBITDA provide a meaningful representation of our operating performance.  We consider EBITDA as another way to measure financial performance on an ongoing basis.  Adjusted EBITDA, on a consolidated basis, is meant to reflect the operating performance of our entire power generation fleet for the period presented; consequently, it excludes the impact of mark-to-market accounting, impairment charges and gains and losses on sales of assets, and other items that could be considered “non-operating” or “non-core” in nature.  Adjusted EBITDA, on a segment basis, is utilized to more clearly demonstrate the financial results of each business segment; therefore, corporate allocations, such as general and administrative expense and the financial structure, are not included in order to demonstrate the cash amount each business segment contributes towards the corporate cost and capital structures.  Because EBITDA and Adjusted EBITDA are financial measures that management uses to allocate resources, determine our ability to fund capital expenditures, assess performance against our peers and evaluate overall financial performance, we believe they provide useful information for our investors.  In addition, many analysts, fund managers and other stakeholders that communicate with us typically request our financial results in an EBITDA and Adjusted EBITDA format presented on both a consolidated and segment basis.

“EBITDA” — We define “EBITDA” as earnings (loss) before interest expense, income tax expense (benefit), and depreciation and amortization expense.

“Adjusted EBITDA” —We define “Adjusted EBITDA,” on a consolidated basis, as EBITDA adjusted to exclude (i) gains or losses on the sale of assets, (ii) the impacts of mark-to-market changes on economic hedges related to our generation portfolio, (iii) the impact of impairment charges and certain other costs such as those associated with the internal reorganization, (iv) amortization of intangible assets and liabilities, (v) income or loss associated with discontinued operations, and (vi) income or expense on up front premiums received or paid for financial options in periods other than the strike periods.

•                                     As prescribed by the SEC, when EBITDA and Adjusted EBITDA are discussed in reference to performance on a consolidated basis, the most directly comparable GAAP financial measure to EBITDA and Adjusted EBITDA is Net income (loss).

•                                     Management does not analyze interest expense and income taxes on a segment level; therefore, the most directly comparable GAAP financial measure to Adjusted EBITDA when performance is discussed on a segment level is Operating income (loss).

Cash Flow Measure.  Our non-GAAP Cash Flow measure may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since it may not include deductions for mandatory debt service requirements and other non-discretionary expenditures.  We believe, however, that our non-GAAP Cash Flow measure is useful because it measures the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations and financial performance.  However, this non-GAAP Cash Flow measure does not have a standardized definition; therefore, it may not be possible to compare this financial measure with other companies’ cash flow measures having the same or similar names.

“Free Cash Flow” — We define “Free Cash Flow” as cash flow from operations less maintenance and environmental capital expenditures and debt refinance costs plus restricted cash posted as collateral.  The most directly comparable GAAP financial measure to such measure is cash flow from operations.

We believe that the historical non-GAAP measures and forward-looking non-GAAP measures disclosed in our filings are only useful as an additional tool to help management and investors make informed decisions about Dynegy’s financial and operating performance.  Further there can be no assurance that the assumptions made in preparing the forward-looking non-GAAP numbers will prove accurate, and actual results may be materially less or greater than those contained in the forward-looking non-GAAP numbers.  By definition, non-GAAP measures do not give a full understanding of Dynegy; therefore, to be truly valuable, they must be used in conjunction with the comparable GAAP measures.  Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

In analyzing and planning for Dynegy’s business, we supplement Dynegy’s use of GAAP financial measures with non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Free Cash Flow.  These non-GAAP financial measures reflect an additional way of viewing aspects of our business that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures included the presentation slides, may provide a more complete understanding of factors and trends affecting our business.  These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures and are by definition an incomplete understanding of Dynegy, and must be considered in conjunction with GAAP measures.

This 8-K, press release and presentation slides contain statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements,” particularly those statements concerning: Dynegy’s market fundamentals; Dynegy as an investment opportunity; the market’s valuation of the asset portfolio; effectiveness of Dynegy’s hedging strategy; expectations regarding gas prices, fuel costs, regulations, environmental compliance, asset retirements, capital allocation and capital expenditures; possible supply, demand and overall market trends and how these may affect Dynegy; Dynegy’s re-entry into the retail business; strategies to manage basis risk; developmental opportunities; refinancing of the credit facilities and the timing of such refinancing; financial condition; liquidity position; statements regarding anticipated 2012 earnings; and Dynegy’s 2013 guidance estimates. Historically, Dynegy’s performance has deviated, in some cases materially, from its cash flow and earnings estimates.  Discussion of risks and uncertainties that could cause actual results to differ materially from current projections, forecasts, estimates and expectations of Dynegy is contained in Dynegy’s filings with the Securities and Exchange Commission (the “SEC”). Specifically, Dynegy makes reference to, and incorporates herein by reference, the section entitled “Risk Factors” in its most recent Form 10-K, as amended, and subsequent reports on Form 10-Q. In addition to the risks and uncertainties set forth in Dynegy’s SEC filings, the forward-looking statements described in this 8-K, press release and presentation slides could be affected by, among other things, (i) assumptions used to develop the 2013 guidance estimates do not materialize, including but not limited to assumptions regarding gas prices and basis risk; (ii) ability and timing of re-entering the retail business; (iii) beliefs and assumptions relating to liquidity, available borrowing capacity and capital resources generally, including the extent to which such liquidity could be affected by poor economic and financial market conditions or new regulations and any resulting impacts on financial institutions and other current and potential counterparties; (iv) the anticipated benefits of the overall restructuring activities, Dynegy’s reorganization value and the effects of fresh start accounting; (v) limitations on Dynegy’s ability to utilize previously incurred federal net operating losses or alternative minimum tax credits; (vi) expectations regarding our compliance with the DMG and DPC Credit Agreements, including collateral demands, interest expense and other payments; (vii) the timing and anticipated benefits of any repayments under the DMG and DPC Credit Agreements and the timing and benefits of any refinancing of the DMG and DPC Credit Agreements; (viii) the timing and anticipated benefits to be achieved through Dynegy’s company-wide cost savings programs, including its PRIDE initiative; (ix) expectations regarding environmental matters, including costs of compliance, availability and adequacy of emission credits, and the impact of ongoing proceedings and potential regulations or changes to current regulations, including those relating to climate change, air emissions, cooling water intake structures, coal combustion byproducts, and other laws and regulations to which Dynegy is, or could become, subject; (x) beliefs, assumptions and projections regarding the demand for power, generation volumes and commodity pricing, including natural gas prices and the impact on such prices from shale gas proliferation and the timing of a recovery in natural gas prices, if any; (xi) sufficiency of, access to and costs associated with coal, fuel oil and natural gas inventories and transportation thereof; (xii) beliefs and assumptions about market competition, generation capacity and regional supply and demand characteristics of the wholesale power generation market, including the anticipation of higher market pricing over the longer term; (xiii) the effectiveness of Dynegy’s strategies to capture opportunities presented by changes in commodity prices and to manage its exposure to energy price volatility; (xiv) beliefs and assumptions about weather and general economic conditions; (xv) projected operating or financial results, including anticipated cash flows from operations, revenues and profitability; (xvi) Dynegy’s focus on safety and its ability to efficiently operate its assets so as to capture revenue generating opportunities and operating margins; (xvii) beliefs about the costs and scope of the ongoing demolition and site remediation efforts at the South Bay power generation facility in California; (xviii) beliefs about the outcome of legal, administrative, legislative and regulatory matters, including the impact of final rules regarding derivatives issued by the CFTC under the Dodd-Frank Act; (xix) expectations regarding our ability to effectively raise capital in light of the recent Chapter 11 cases; (xx) our ability to consummate the Roseton and Danskammer facilities sale transactions in accordance with the Settlement Agreement, the Roseton and Danskammer Chapter 11 Joint Plan of Liquidation and the Danskammer and Roseton APAs; and (xxi) expectations regarding performance standards and estimates regarding capital and maintenance expenditures. Any or all of Dynegy’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond Dynegy’s control.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

99.1	Press release dated January 16, 2013
99.2	Analyst Presentation Slides dated January 17, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: January 17, 2013	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated January 16, 2013
99.2	Analyst Presentation Slides dated January 17, 2013